Summary Prospectus	May 1, 2022 (As revised May 4, 2022)
AMG TimesSquare Mid Cap Growth Fund

Class N: TMDPX	Class I: TQMIX	Class Z: TMDIX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at
https://www.amgfunds.com/resources/order_literature.html. You can also get this information at no cost by calling 1-800-548-4539 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus and statement of additional information, dated May 1, 2022, as revised or supplemented from time to time, are incorporated by reference into this summary prospectus.
Investment Objective
The investment objective of the AMG TimesSquare Mid Cap Growth Fund (the “Fund” ) is to achieve long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class Z
Management Fee	0.79%	0.79%	0.79%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses[1]	0.39%	0.24%	0.19%
Total Annual Fund Operating Expenses	1.18%	1.03%	0.98%
[1]	Expense information has been restated to reflect current fees.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$120	$375	$649	$1,432
Class I	$105	$328	$569	$1,259
Class Z	$100	$312	$542	$1,201
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common and preferred stocks of U.S. mid-capitalization companies. TimesSquare Capital Management, LLC (“TimesSquare” or the “Subadviser”), the subadviser to the Fund, considers the term “mid-capitalization companies” to refer to companies that, at the time of purchase, are within the range of capitalizations of companies in the Russell Midcap® Growth Index. As of May 7, 2021, the date of the latest reconstitution of the Index (implemented by the Index June 28, 2021), the range of market capitalizations for the Russell Midcap® Growth Index was $718.61 million to $47.596 billion. This capitalization range will change over time. The Fund may continue to hold securities of a portfolio company whose market capitalization subsequently drops below or appreciates above the Fund’s mid-capitalization range. Because of this, the Fund may have less than 80% of its net assets in common and preferred stocks of mid-capitalization companies at any given time. TimesSquare seeks to outperform the Russell Midcap® Growth Index in a risk-controlled manner. TimesSquare uses a bottom-up, research-intensive approach to identify mid-capitalization growth companies that it believes have the greatest potential to achieve significant price appreciation over a 12- to 18-month horizon.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk

SUM026-0522-04

AMG TimesSquare Mid Cap Growth Fund SUMMARY PROSPECTUS

information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics such as the COVID-19 outbreak, or in response to events that affect particular industries or companies.
Mid-Capitalization Stock Risk—the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Sector Risk— issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the information technology sector may comprise a significant portion of the Fund’s portfolio. The information technology sector may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. Effective February 27, 2017, outstanding Class S shares (formerly Premier Class shares, which were renamed Class S shares on October 1, 2016) and Class I shares (formerly Institutional Class shares, which were renamed Class I shares on October 1, 2016) were renamed Class N and Class Z shares, respectively. Also effective February 27, 2017, the Fund established an additional share class: Class I. To obtain updated performance information please visit www.amgfunds.com or call 800.548.4539.
Calendar Year Total Returns as of 12/31/21 (Class N)
Best Quarter: 28.01% (2nd Quarter 2020)
Worst Quarter: -19.28% (1st Quarter 2020)
Average Annual Total Returns as of 12/31/21
AMG TimesSquare Mid Cap Growth Fund	1 Year	5 Years	10 Years	Since Inception[1]
Class N Return Before Taxes	15.92%	19.83%	16.29%	—
Class N Return After Taxes on Distributions	8.87%	15.01%	13.07%	—
Class N Return After Taxes on Distributions and Sale of Fund Shares	13.70%	15.02%	12.83%	—
Class I Return Before Taxes	16.04%	—	—	19.15%
Class Z Return Before Taxes	16.10%	20.06%	16.53%	—
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	12.73%	19.83%	16.63%	18.93%
[1]	Class I and Index performance shown reflects performance since the inception date of the Fund's Class I shares on February 24, 2017.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class N shares only, and after-tax returns for Class I and Class Z shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC (the “Investment Manager”)
Subadviser
TimesSquare Capital Management, LLC

2	AMG Funds

AMG TimesSquare Mid Cap Growth Fund SUMMARY PROSPECTUS

Portfolio Managers
Ian Anthony Rosenthal, CFA
Senior Founding Partner, Managing Director and Portfolio Manager of TimesSquare; Portfolio Manager of the Fund since 03/05.
Effective April 29, 2023, Mr. Rosenthal will retire from TimesSquare and no longer serve as a portfolio manager of the Fund.
Grant R. Babyak
Senior Founding Partner, Managing Director and Portfolio
Manager of TimesSquare; Portfolio Manager of the Fund since 03/05.
Sonu Chawla, CFA
Director, Portfolio Manager/Analyst and Partner of TimesSquare;
Portfolio Manager of the Fund since 05/22.
BUYING AND SELLING Fund SHARES
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts): $1,000
* Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly with the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will typically not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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